SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2003

NEWCOURT HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-5733 (Commission File Number)	59-3379927 (I.R.S. Employer Identification No.)

12400 SW 134th Court, Suite 11, Miami, FL (Address of Principal Executive Offices)	33186 (Zip Code)

(305) 971-5370
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.
COMBINED BALANCE SHEETS DECEMBER 31, 2002 AND 2001 AND UNAUDITED AT MARCH 31, 2003 AND 2002
COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002 AND FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001 AND UNAUDITED FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT FOR THE YEAR ENDED DECEMBER 31, 2002 AND FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001 AND UNAUDITED FOR THE THREE MONTHS ENDED MARCH 31, 2003
COMBINED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2002 AND FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001 AND UNAUDITED FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
NOTES TO COMBINED FINANCIAL STATEMENTS

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Newcourt Holdings, Inc. hereby amends the following Item of its Current Report on Form 8-K dated May 2, 2003 (filed with the Securities and Exchange Commission on May 19, 2003), as set forth in the pages hereto.

Item 7. Financial Statements and Exhibits.

     a.     Financial Statements of Businesses Acquired

ENGINEERED PLASTICS INDUSTRIES, INC
AND QUANTUM PHARMACEUTICALS, INC

COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2002
AND FOR THE PERIOD FROM OCTOBER 8, 2001
(INCEPTION) THROUGH DECEMBER 31, 2001 AND
UNAUDITED FOR THE PERIOD ENDED MARCH 31, 2003

Independent Auditor’s Report	1
Combined Financial Statements:
Combined Balance Sheets as of December 31, 2002 and 2001 and unaudited as of March 31, 2003 and 2002	2

Combined Statements of Operations for the year ended December 31, 2002 and for the period from October 8, 2001 (inception) through December 31, 2001 and unaudited for the three months ended March 31, 2003 and 2002	3

Combined Statements of Changes in Stockholders’ Deficit for the years ended December 31, 2002 and for the period from October 8, 2001 (inception) through December 31, 2001 and unaudited for the three months ended March 31, 2003 and 2002	4

Combined Statements of Cash Flows for the year ended December 31, 2002 and for the period from October 8, 2001 (inception) through December 31, 2001 and unaudited for the three months ended March 31, 2003 and 2002	5

Notes to Combined Financial Statements	6-11

[DASZKALBOLTON LLP LOGO]

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
Engineered Plastics Industries, Inc. and
Quantum Pharmaceuticals, Inc.

We have audited the combined balance sheets of Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc. as of December 31, 2002 and 2001 and the combined statements of operations, changes in stockholders’ deficit and cash flows the year ended December 31, 2002 and for the period from October 8, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc. as of December 31, 2002 and 2001 the results of their operations and their cash flows for the periods then ended in conformity with auditing principles generally accepted in the United States of America.

/s/ Daszkal Bolton LLP

Boca Raton, Florida
March 5, 2003

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001 AND UNAUDITED AT MARCH 31, 2003 AND 2002

	ASSETS
			(UNAUDITED)	(UNAUDITED)
	December 31,	December 31,	March 31,	March 31,
	2002	2001	2003	2002

Current assets:
Cash	$—	$96,079	$5,430	$61,052
Accounts receivable	165,330	75,036	153,788	163,708
Inventory	65,657	—	74,121	—

Total current assets	230,987	171,115	233,339	224,760

Property and equipment, net	1,366,594	1,486,682	1,319,172	1,424,733

Total assets	$1,597,581	$1,657,797	$1,552,511	$1,649,493

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$116,864	$—	$115,812	$42,056
Bank overdraft	2,016	—	—	—
Accrued expenses	6,186	—	44,469	—
Current portion of seller’s note payable	58,333	136,007	50,203	11,203
Current portion of long-term finance note payable	4,830	4,110	5,046	966
Current portion of stockholder loans	93,223	—	94,389	—
Current portion of related party loans	9,651	—	9,651	—
Current portion of lease payments	—	—	4,069	—
Line of credit	9,658	—	8,031	—

Total current liabilities	300,761	140,117	331,670	54,225

Long-term liabilities:
Non-current portion of seller’s note payable	1,060,412	1,109,747	1,047,532	1,133,348
Non-current portion of long-term finance note payable	228,247	233,076	226,894	235,254
Non-current portion of stockholder loans	257,589	229,750	242,287	229,750
Non-current portion of lease payments	—	—	15,259	—
Non-current portion of related party loans	141,649	—	157,649	—

Total long-term liabilities	1,687,897	1,572,573	1,689,621	1,598,352

Total liabilities	1,988,658	1,712,690	2,021,291	1,652,577

Stockholders’ deficit:
Common stock, $1.00 par value, 10,000 shares authorized; 12,000 and 10,000 shares issued and outstanding	12,000	10,000	12,000	10,000
Accumulated deficit	(403,077)	(64,893)	(480,780)	(13,084)

Total stockholders’ deficit	(391,077)	(54,893)	(468,780)	(3,084)

Total liabilities and stockholders’ deficit	$1,597,581	$1,657,797	$1,552,511	$1,649,493

See accompanying footnotes to combined financial statements

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002 AND
FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001
AND UNAUDITED FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002

		October 8,
		2001 (inception)
	Year Ended	through	(UNAUDITED)	(UNAUDITED)
	December 31,	December 31,	March 31,	March 31,
	2002	2001	2003	2002

Sales	$1,274,547	$166,990	$442,678	$317,416
Cost of sales	472,687	71,038	194,847	97,190

Gross profit	801,860	95,952	247,831	220,226

General and administrative expense	1,000,364	138,286	296,386	168,417

(Loss) gain from operations	(198,504)	(42,334)	(48,555)	51,809

Other income (expense):
Interest income	280	—	—	—
Interest expense	(139,960)	(22,559)	(29,148)	—

Total other (expense)	(139,680)	(22,559)	(29,148)	—

(Loss) gain before income taxes	(338,184)	(64,893)	(77,703)	51,809
Benefit (provision) for income taxes	—	—	—	—

Net (loss) income	$(338,184)	$(64,893)	$(77,703)	$51,809

See accompanying footnotes to combined financial statements.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT FOR THE YEAR ENDED
DECEMBER 31, 2002 AND FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH
DECEMBER 31, 2001 AND UNAUDITED FOR THE THREE MONTHS ENDED MARCH 31, 2003

	Engineered Plastics Industries		Quantum Pharmaceuticals

	Common Stock		Common Stock		Accumulated
	Shares	Amount	Shares	Amount	Deficit	Total

Balance, October 8, 2001	—	$—	—	$—	$—	$—
Common stock issued for services	10,000	10,000	—	—	—	10,000
Net loss	—	—	—	—	(64,893)	(64,893)

Balance, December 31, 2001	10,000	10,000	—	—	(64,893)	(54,893)
Common stock issued for services	—	—	2,000	2,000	—	2,000
Net loss	—	—	—	—	(338,184)	(338,184)

Balance, December 31, 2002	10,000	10,000	2,000	2,000	(403,077)	(391,077)
Common stock issued for services	—	—	—	—	—	—
Net loss	—	—	—	—	(77,703)	(77,703)

Balance, March 31, 2003	10,000	$10,000	—	$2,000	$(480,780)	$(468,780)

See accompanying footnotes to combined financial statements.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2002 AND
FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001
AND UNAUDITED FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002

		October 8,
		2001 (inception)
	Year Ended	through	(UNAUDITED)	(UNAUDITED)
	December 31,	December 31,	March 31,	March 31,
	2002	2001	2003	2002

Cash flows from operating activities:
Net (loss) income	$(338,184)	$(64,893)	$(77,703)	$51,809
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	254,488	61,949	67,766	61,949
Common stock issued for services	2,000	10,000	—	—
Increase in accounts receivable	(90,295)	(75,036)	11,542	(88,672)
Increase in inventories	(65,657)	—	(8,464)	—
Increase in accounts payable	116,864	—	(1,049)	42,056
Increase in accrued expenses	6,186	—	38,283	—

Net cash (used in) provided by operating activities	(114,598)	(67,980)	30,375	67,142

Cash flows used in investing activities:
Purchase of property and equipment	(134,400)	(302,877)	—	—

Cash flows from financing activities:
Checks drawn in excess of available bank balance	2,016	—	(2,016)	—
Proceeds from note payable-finance company	—	237,500	—	—
Repayments of note payable-finance company	(4,110)	(314)	(1,137)	(966)
Proceeds from line of credit	10,184	—	—	—
Repayments on line of credit	(526)	—	(1,627)	—
Proceeds from related party notes	151,300	—	16,000	—
Proceeds from stockholder loans	121,062	294,750	—	—
Repayments of stockholder loans	—	(65,000)	(14,136)	—
Proceeds from seller notes payable	—	4,246	—	—
Repayments of seller notes payable	(127,007)	(4,246)	(21,012)	(101,203)
Repayments of capital lease	—	—	(1,017)	—

Net cash provided by (used in) financing activities	152,919	466,936	(24,945)	(102,169)

Net increase (decrease) in cash	(96,079)	96,079	5,430	(35,027)

Cash, beginning of period	96,079	—	—	96,079

Cash, end of period	$—	$96,079	$5,430	$61,052

Supplementary Information:
Cash paid for:
Interest	$133,774	$22,559	$29,148	$—

Income taxes	$—	$—	$—	$—

Supplemental disclosure of noncash investing and financing activities :
Issuance of notes payable for purchase of equipment	$—	$1,250,000	$—	$—

See accompanying footnotes to combined financial statements.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS

Engineered Plastics Industries, Inc. (“EPI”) is a Hialeah, Florida-based manufacturer and distributor of pharmaceutical grade disposable plastic vials and was incorporated on October 8, 2001. The vials are produced through an extruded blown molding process utilizing low-density polyethylene. The vials are used by pharmacies in the filling and dispensation of respiratory medication prescribed by physicians for patients with chronic obstructive pulmonary diseases as well as other pulmonary and bronchial disorders. The Company also designs and manufacturers the filling stations and heat-sealing machines integral to the hygienic sealing of the vials. The manufacture of vials represents about 80% of the Company’s business. The remaining 20% is comprised of ancillary filling and sealing stations that the Company designs, assembles and sells to pharmacies and other licensed providers of respiratory medicines.

Quantum Pharmaceuticals, Inc. (“QPI”) was incorporated in December 2001, with operations beginning in March 2002. QPI is a Hialeah, Florida based company established as a wholesale distributor of respiratory medications, pharmacy supplies, generic drugs, medical devices, disposable medical supplies and ancillary products to various independent as well as mail order pharmacies, hospitals and clinics worldwide.

Both companies are under the same ownership and management. Quantum Pharmaceuticals, Inc. provides marketing services to Engineered Plastics Industries, Inc.

Since its inception, the Company has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Companies product development will be successfully completed or that it will be a commercial success. Further, the Companies are dependent upon certain related parties to provide continued funding and capital resources.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination

The accompanying combined financial statements of Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc. (the “Companies”) for the year ended December 31, 2002 have been prepared to present their financial position and results of operations as a single entity and include their accounts as a combination of entities under common management and control. All material intercompany transactions have been eliminated in combination.

The accompanying audited combined financial statements from October 8, 2001 (inception) through December 31, 2001 show the financial position and results of operations of EPI.

Unaudited Interim Information

The information presented as of March 31, 2003 and 2002 has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company’s financial position as of March 31, 2003 and 2002, and the results of its operations and its cash flows for the three months ended March 31, 2003 and 2002, and the stockholders’ deficit for the three months ended March 31, 2003 and 2002. The results of operations for the three month period ended March 31, 2003 and 2002 are not necessarily indicative of the results for the full year.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. At December 31, 2002 and 2001, the Company had no cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with general accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Inventory

Inventories are stated at the lower of cost (first-in, first-out basis) or market (net realizable value).

Accounts Receivable

Accounts receivable from customers are based on contract sales prices. Allowance for doubtful accounts is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable are due 30 days after the date of the invoice. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are stated at cost. Depreciation and amortization on equipment and leasehold improvements are computed using the straight-line method over the expected useful lives of the assets.

The estimated service lives of equipment and leasehold improvements are as follows:

Equipment and furniture	7 years
Filling and sealing machines	7 years
Leasehold improvements	4 years

Shipping And Handling Costs

The Company follows the provisions of Emerging Issues Task Force Issue No. 00-10, “Accounting for Shipping and Handling Fees and Costs.” Any amounts billed to third-party customers for shipping and handling is included as a component of revenue. Shipping and handling costs incurred are included as a component of cost of sales.

Income Taxes

The Companies, with the consent of their stockholders, have elected under the Internal Revenue Code to be an “S” corporation. In lieu of corporation income taxes, the stockholders of an “S” corporation are taxed on their proportionate share of the corporation’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the accompanying financial statements. Upon the completion of the share exchange as discussed in Note 9, the Companies status as “S” corporations will terminate and the Companies will become subject to corporate income taxes.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

New Accounting Pronouncements

In August 2001, the FASB approved the issuance of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Statement 144 requires the use of one accounting model for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and by broadening the presentation of discontinued operations to include more disposal transactions. The requirements of Statement 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years, with early application encouraged.

In April 2002, the FASB issued SFAS 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of the FASB Statement No. 13, and Technical Corrections. SFAS 145 rescinds the provisions of SFAS No. 4 that requires companies to classify certain gains and losses from debt extinguishments as extraordinary items, eliminates the provisions of SFAS No. 44 regarding transition to the Motor Carrier Act of 1980 and amends the provisions of FASB No. 13 to require that certain lease modifications be treated as sale leaseback transactions. The provisions of FASB 145 related to classification of debt extinguishments are effective for fiscal years beginning after May 15, 2002. The provisions of SFAS 145 related to lease modifications is effective for transactions occurring after May 15, 2002. Earlier application is encouraged.

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity.

Previous accounting guidance was provided by EITF Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS 146 replaces Issue 94-3. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Account Standards No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. This Statement amends Statements No. 123 to provide three alternative methods of transition for Statement No. 123’s fair value method of accounting for stock-based employee compensation for companies that elect to adopt the provision of Statement No. 123. Statement No. 148 does not require transition to the fair value accounting method of Statement No. 123. The Company has elected to use the intrinsic value method of accounting for stock compensation in accordance with APB No. 25 and related interpretations. Statement No. 148 also amends the disclosure provisions of Statement No. 123 to require disclosure in the summary of significant accounting policies of the effects of an entity’s accounting policy with respect to stock-based compensation on reported net income and earnings per share in annual and interim financial statements. The disclosure provision of Statement No. 148 are required to be adopted by all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of Statement No. 123 or the intrinsic value method of APB No. 25.

The Company believes that the ongoing application of these Statements will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 3 — STOCKHOLDERS’ DEFICIT

During the year ended December 31, 2002, the QPI issued 2,000 shares of common stock for consulting service and legal services. The QPI recorded $2,000 ($1.00 per share) in compensation expense.

During the year ended December 31, 2001, the EPI issued 10,000 shares of common stock for consulting and legal services. The EPI recorded $10,000 ($1.00 per share) in compensation expense.

NOTE 4 — EQUIPMENT AND LEASEHOLDS

On October 8, 2001, Engineered Plastics Industries, Inc. purchased all equipment and leasehold improvements from Florida Plastics, Inc.

Equipment and leasehold improvements consisted of the following at December 31, 2002 and 2001:

	2002	2001

Equipment and furniture	$1,213,631	$1,213,631
Filling and sealing machine inventory	186,900	52,500
Leasehold improvements	282,500	282,500

	1,683,031	1,548,631
Less: accumulated amortization and depreciation	(316,437)	(61,949)

Equipment and leasehold improvements, net	$1,366,594	$1,486,682

Depreciation and amortization expense for the years ended December 31, 2002 and 2001 was $254,488 and $61,949, respectively.

NOTE 5 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments are accounts receivable, accounts payable and notes payable. The recorded value of the accounts receivable and accounts payable approximate its fair value based on its short-term nature. The recorded value of the notes payable approximates its fair value based as its interest rate approximates the market rate.

NOTE 6 — LINE OF CREDIT

In September 2002, the Company obtained a demand line of credit from a financial institution with a total available balance of $10,203. This line of credit bears interest at 9.49%. As of December 31, 2002, the balance outstanding was $9,658.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 7 — NOTES PAYABLE

At December 31, 2002 and 2001, the following notes payable were outstanding:

	2002	2001

Sellers’ Note:
Note payable to an entity in monthly installments of $10,454, including interest at 7%, due in October 2016, secured by assets purchased in the original purchase agreement dated October 8, 2001	$1,118,746	$1,245,753
Shareholder’s Subordinated Notes:
Notes payable; interest only at 7% requires monthly payment of $1,340. Beginning in January 2003 monthly installments of $7,056, including interest of 7% due in January 2007	294,718	229,750
Note payable to shareholder in monthly installments Beginning in March 2003, monthly installments of $2,511, including interest of 7% due in March 2005	56,094	—
Note payable to a related party. Beginning in March 2003 monthly installments of $895, including interest of 7% due in March 2005	20,000	—
Note payable to Newcourt Holdings, Inc., a related party. Principle and accrued interest is due in one lump sum payment on December 31, 2005	131,300	—
Long-term Finance Note:
Note payable to a bank in monthly installments of $3,530, including interest at 16.25%, due in November 2016, secured by assets of the Company	233,076	237,187

	1,853,934	1,712,690

	(166,037)	(131,118)

	$1,687,897	$1,581,572

In April 2002, the Company amended the original purchase agreement entered into on October 8, 2001. Originally, the Company agreed to pay the previous owners $90,000 that was originally due April 2002. The amended agreement stated that $45,000 was to be paid on April 22, 2002 and the remaining $45,000 was to be paid over the following ten-month period. This amount is included in the sellers’ note.

Future maturities of long-term debt are as follows as of December 31, 2002:

Years Ending December 31,

2003	$166,037
2004	168,885
2005	270,759
2006	150,228
2007	74,433
Thereafter	1,023,592

$1,853,934

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 8 — OPERATING LEASES

EPI leases its office facilities under a five-year non-cancelable agreement, which expires October 5, 2005. The monthly rent is $3,167. Future minimum payments under this lease are as follows:

Years Ending December 31,

2003	$38,008
2004	38,008
2005	28,506

$104,522

Rent expense for the year ended December 31, 2002 and December 31, 2001 $38,008 and $9,502, respectively.

NOTE 9 — MERGER AGREEMENT

On May 2, 2003 the companies completed the shareholder exchange with Newcourt Holdings, Inc. EPI/QPI exchanged all of the issued and outstanding shares of common stock for 2,000,000 newly issued shares of convertible preferred stock and 5,399,994 shares of common stock of Newcourt Holdings, Inc. Each share of the preferred stock is convertible into 45 shares of common stock. For accounting purposes, the proposed share exchange will be treated as a recapitalization of the Companies. The value of the net assets of the Companies after the share exchange is completed will be the same as their historical book value.

     b.     Pro Forma Financial Information.

Newcourt Holdings, Inc.

Pro financial information.

On May 2, 2003, Newcourt Holdings, Inc.(“Newcourt” or the “Registrant”), completed the share exchange with Quantum Pharmaceuticals, Inc. and Engineered Plastics Industries, Inc. (“QPI/EPI”), to acquire all of the issued and outstanding shares of common stock of QPI/EPI in exchange for 5,399,996 shares of Newcourt common stock and 2,000,000 shares of Newcourt convertible preferred stock. After the share exchange and the Second Amended and Restated Articles of Incorporation of the Newcourt was approved by Newcourt’s shareholders, the QPI/EPI shareholders acquired an aggregate of 92.34% of the voting control of Newcourt as a result of the share exchange.

The following Pro Forma Combined Balance Sheets of the Registrant have been prepared by management of the Registrant based upon the balance sheets of the Registrant at December 31, 2002 and March 31, 2003. The Pro Forma Combined Statements of Operations was prepared based upon the statements of operations for the Registrant for the year ended December 31, 2002 and the three months ended March 31, 2003. The pro forma statements of operations also includes QPI/EPI’s losses for the year ended December 31, 2002 and the three months ended March 31, 2003. The pro forma statements give effect to the share exchange as a public shell merger and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The pro forma combined balance sheet as of December 31, 2002 gives effect to the proposed share exchange as if it had occurred as of December 31, 2002. The pro forma combined statement of operations for the year ended December 31, 2002, gives effect to the proposed share exchange as if it had occurred as of January 1, 2002. The pro forma combined balance sheet as of March 31, 2003 gives effect to the proposed share exchange as if it had occurred as of March 31, 2003, 2002. The pro forma combined statement of operations for the three months ended March 31, 2003, gives effect to the proposed share exchange as if it had occurred as of January 1, 2003

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies’ financial position or results of operations would actually have been had the proposed share exchange occurred on such date or as of the beginning of the period indicated, or to project the combined companies’ financial position or results of operations for any future period.

Newcourt Holdings, Inc.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2002
(UNAUDITED)

ASSETS

	Historical

		Engineered Plastics
	Newcourt	Industries Inc.
	Holdings	Quantum				Pro Forma	Pro Forma
	Inc.	Pharmaceuticals, Inc.	Combined			Adjustments	Combined

Cash	$45,707	$—	$45,707			$—	$45,707
Accounts receivable		165,330	165,330
Inventory	—	65,657	65,657			—	65,657

Total Current Assets	45,707	230,987	276,694			—	276,694

PROPERTY & EQUIPMENT — NET	1,187	1,366,594	1,367,781			—	1,367,781

OTHER ASSETS
Note Receivable — Related Party	131,300	—	131,300	(b	)	(131,300)	—
	—	—	—			—	—

Total Other Assets	131,300	—	131,300			(131,300)	—
TOTAL ASSETS	$178,194	$1,597,581	$1,775,775			$(131,300)	$1,644,475

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$24,939	$116,864	$141,803			$—	$141,803
Accrued expenses	—	8,202	8,202			—	8,202
Current Portion of Notes Payable	—	175,695	175,695			—	175,695

Total Current Liabilities	24,939	300,761	325,700			—	325,700

LONG-TERM DEBT

Notes payable, less current portion	—	1,687,897	1,687,897	(b	)	(131,300)	1,556,597

Total Long-term Debt	—	1,687,897	1,687,897			(131,300)	1,556,597

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock	—	—	—	(a	)	20,000	20,000
Common stock	11,059	12,000	23,059	(a	)	(6,600)	16,459
Additional paid-in capital	538,431	—	538,431	(a	)	(812,712)	(274,281)
Retained earnings	(396,235)	(403,077)	(799,312)	(a),	(c)	799,312	—

Total Stockholders’ Equity (Deficit)	153,255	(391,077)	(237,822)			—	(237,822)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$178,194	$1,597,581	$1,775,775			$(131,300)	$1,644,475

1.     The pro forma balance sheet at December 31, 2002 is based upon the balance sheets of the Registrant and QPI/EPI.
(a)	To record the public shell merger of the Registrant and QPI/EPI. 5,399,996 common shares and 2,000,000 shares of convertible preferred stock of the Registrant were exchanged for 100% of the outstanding common stock of QPI/EPI.

(b)	To eliminate the intercompany payable and receivable.

(c)	The Company will become a C Corporation for tax purposes and therefor retained earnings is reclassified to additional paid in capital.

Newcourt Holdings, Inc.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2003
(UNAUDITED)

ASSETS

	Historical

		Engineered Plastics
	Newcourt	Industries Inc.
	Holdings	Quantum				Pro Forma	Pro Forma
	Inc.	Pharmaceuticals, Inc.	Combined			Adjustments	Combined

Cash	$17,361	$5,430	$22,791			$—	$22,791
Accounts receivable		153,788	153,788
Inventory	—	74,121	74,121			—	74,121

Total Current Assets	17,361	233,339	250,700			—	250,700

PROPERTY & EQUIPMENT — NET	1,069	1,319,172	1,320,241			—	1,320,241

OTHER ASSETS
Note Receivable — Related Party	147,300	—	147,300	(b	)	(147,300)	—
	—	—	—			—	—

Total Other Assets	147,300	—	147,300			(147,300)	—
TOTAL ASSETS	$165,730	$1,552,511	$1,718,241			$(147,300)	$1,570,941

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$66,381	$115,812	$182,193			$—	$182,193
Accrued expenses	—	44,469	44,469			—	44,469
Current Portion of Notes Payable	—	171,389	171,389			—	171,389

Total Current Liabilities	66,381	331,670	398,051			—	398,051

LONG-TERM DEBT
Notes payable, less current portion	—	1,689,621	1,689,621	(b	)	(147,300)	1,542,321

Total Long-term Debt	—	1,689,621	1,689,621			(147,300)	1,542,321

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock	—	—	—	(a	)	20,000	20,000
Common stock	11,059	12,000	23,059	(a	)	(6,600)	16,459
Additional paid-in capital	538,431	—	538,431	(a	)	(944,321)	(405,890)
Retained earnings	(450,141)	(480,780)	(930,921)	(a),	(c)	930,921	—

Total Stockholders’ Equity (Deficit)	99,349	(468,780)	(369,431)			—	(369,431)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$165,730	$1,552,511	$1,718,241			$(147,300)	$1,570,941

1.     The pro forma balance sheet at December 31, 2003 is based upon the balance sheets of the Registrant and QPI/EPI.
(a)	To record the public shell merger of the Registrant and QPI/EPI. 5,399,996 common shares and 2,000,000 shares of convertible preferred stock of the Registrant were exchanged for 100% of the outstanding common stock of QPI/EPI.

(b)	To eliminate the intercompany payable and receivable.

(c)	The Company will become a C Corporation for tax purposes and therefor retained earnings is reclassified to additional paid in capital.

Newcourt Holdings, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(UNAUDITED)

	Historical

		Engineered Plastics
	Newcourt	Industries Inc.
	Holdings	Quantum		Pro Forma	Pro Forma
	Inc.	Pharmaceuticals, Inc.	Combined	Adjustments	Combined

Sales	$—	$1,274,547	$1,274,547	$—	$1,274,547
Cost of Sales	—	472,687	472,687		472,687

Gross profit	—	801,860	801,860	—	801,860
COSTS AND EXPENSES
Selling, general & administrative	187,554	745,876	933,430	—	933,430
Depreciation & amortization	474	254,488	254,962	—	254,962

Total Costs and Expenses	188,028	1,000,364	1,188,392	—	1,188,392

INCOME (LOSS) FROM OPERATIONS	(188,028)	(198,504)	(386,532)	—	(386,532)

OTHER INCOME (EXPENSES):
Interest expense	(47,475)	(139,960)	(187,435)	—	(187,435)
Interest income	2,784	280	3,064	—	3,064
Loss on disposal of assets	—	—	—	—	—

Total Other (Expenses)	(44,691)	(139,680)	(184,371)	—	(184,371)

NET (LOSS)	$(232,719)	$(338,184)	$(570,903)	$—	$(570,903)

LOSS PER SHARE	$(0.02)				$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	10,425,481				15,825,477

1.     The pro forma statement of operations for the twelve months ended December 31, 2002 is based upon the year ended December 31, 2002 for the registrant and QPI/EPI. The pro forma statements give effect to the share exchange as if it had occurred on January 1, 2002.

2.     The December 31, 2002 earnings per share have been adjusted to reflect the 5,399,996 shares of Newcourt common stock issued to QPI/EPI shareholders.

Newcourt Holdings, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2003
(UNAUDITED)

	Historical

		Engineered Plastics
	Newcourt	Industries Inc.
	Holdings	Quantum		Pro Forma	Pro Forma
	Inc.	Pharmaceuticals, Inc.	Combined	Adjustments	Combined

Sales	$—	$442,678	$442,678	$—	$442,678
Cost of Sales	—	194,847	194,847		194,847

Gross profit	—	247,831	247,831	—	247,831
COSTS AND EXPENSES
Selling, general & administrative	53,815	228,620	282,435	—	282,435
Depreciation & amortization	118	67,766	67,884	—	67,884

Total Costs and Expenses	53,933	296,386	350,319	—	350,319

INCOME (LOSS) FROM OPERATIONS	(53,933)	(48,555)	(102,488)	—	(102,488)

OTHER INCOME (EXPENSES):
Interest expense	—	(29,148)	(29,148)	—	(29,148)
Interest income	27	—	27	—	27
Loss on disposal of assets	—	—	—	—	—

Total Other (Expenses)	27	(29,148)	(29,121)	—	(29,121)

NET (LOSS)	$(53,906)	$(77,703)	$(131,609)	$—	$(131,609)

LOSS PER SHARE	$—				$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	11,059,488				16,459,484

1.     The pro forma statement of operations for the three months ended March 31, 2003 is based upon the three months ended March 31, 2003 for the registrant and QPI/EPI. The pro forma statements give effect to the share exchange as if it had occurred on January 1, 2003.

2.     The December 31, 2002 earnings per share have been adjusted to reflect the 5,399,996 shares of Newcourt common stock issued to QPI/EPI shareholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWCOURT HOLDINGS, INC.

Date: July 14, 2003	By: /s/ McIvan Jarrett

Name: McIvan Jarrett Title: President